Exhibit (m)(5) under Form N-1A
Exhibit 1 under Item 601/Reg. S-K

EXHIBIT A

TO

THE HUNTINGTON FUNDS

DISTRIBUTION PLAN

Amended and Restated as of July 29, 2009

The following classes of shares (“Classes”) of The Huntington Funds (the “Trust”) (as defined under the Plan) shall participate in the Plan effective as of the dates set forth below:

      NAME                                                DATE                                    FEES

                                                                                             (as a percentage of average

                                                                                                                         daily net asset value of shares

                                                                                                               of the applicable Class)

Money Market Fund

        Class A Shares                                                 June 23, 2006                                 0.25

        Class B Shares                                                  June 23, 2006                                 0.75

Ohio Municipal Money Market Fund

        Class A Shares                                                 June 23, 2006                                 0.25

U.S. Treasury Money Market Fund

        Class A Shares                                                 June 23, 2006                                 0.25

Growth Fund

        Class A Shares                                                 June 23, 2006                                 0.25

        Class B Shares                                                  June 23, 2006                                 0.75

Ohio Tax-Free Fund

        Class A Shares                                                 June 23, 2006                                 0.25

        Class B Shares                                                  June 23, 2006                                 0.75

Fixed Income Securities Fund

        Class A Shares                                                 June 23, 2006                                 0.25

        Class B Shares                                                  June 23, 2006                                 0.75

Mortgage Securities Fund

        Class A Shares                                                 June 23, 2006                                 0.25

        Class B Shares                                                  June 23, 2006                                 0.75

Income Equity Fund

        Class A Shares                                                 June 23, 2006                                 0.25

        Class B Shares                                                  June 23, 2006                                 0.75

Short/Intermediate Fixed Income

Securities Fund

        Class A Shares                                                 June 23, 2006                                 0.25

      NAME                                                DATE                                 FEES

                                                                                          (as a percentage of average
                                                                   daily net asset value of shares
                                                                                             of the applicable Class)

Intermediate Government Income Fund

        Class A Shares                                                 June 23, 2006                                 0.25

        Class B Shares                                                  June 23, 2006                                 0.75

Tax-Free Money Market Fund

        Class A Shares                                                 June 23, 2006                                 0.25

Dividend Capture Fund

        Class A Shares                                                 June 23, 2006                                 0.25

        Class B Shares                                                  June 23, 2006                                 0.75

Rotating Markets Fund

        Class A Shares                                                 June 23, 2006                                 0.25

        Class B Shares                                                  April 30, 2007                                0.75

International Equity Fund

        Class A Shares                                                 June 23, 2006                                 0.25

        Class B Shares                                                  June 23, 2006                                 0.75

Mid Corp America Fund

        Class A Shares                                                 June 23, 2006                                 0.25

        Class B Shares                                                  June 23, 2006                                 0.75

New Economy Fund
        Class A Shares                                                 June 23, 2006                                 0.25

      Class B Shares                                                  June 23, 2006                                 0.75

Situs Fund

        Class A Shares                                                 June 23, 2006                                 0.25

        Class B Shares                                                  June 23, 2006                                 0.75

Macro 100 Fund

        Class A Shares                                                 June 23, 2006                                 0.25

        Class B Shares                                                  June 23, 2006                                 0.75

Real Strategies Fund

        Class A Shares                                                 April 30, 2007                                0.25

        Class B Shares                                                  April 30, 2007                                0.75

Technical Opportunities Fund

        Class A Shares                                                 May 1, 2008                                   0.25

        Class B Shares                                                  May 1, 2008                                   0.75

Balanced Allocation Fund

        Class A Shares                                                 July 29, 2009                                  0.25

Conservative Allocation Fund

        Class A Shares                                                 July 29, 2009                                  0.25

Growth Allocation Fund

        Class A Shares                                                 July 29, 2009                                  0.25